Investor Presentation March 2019

Disclaimer This presentation may contain forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. All statements other than statements of historical facts contained in this presentation, including information concerning our possible or assumed future results of operations and expenses, business strategies and plans, competitive position, business and industry environment and potential growth opportunities, are forward-looking statements. Forward- looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on any forward- looking statements in this presentation. Except as required by law, we disclaim any obligation to update any forward-looking statements for any reason after the date of this presentation, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on potential factors that could affect the financial results of Goosehead Insurance is included in our annual report on Form 10-K for the most recent fiscal year and in our quarterly report on Form 10-Q for the most recent fiscal quarter. These documents and others containing important disclosures are available on the SEC Filings section of the Investor Information section of our Web site. This presentation is strictly confidential, is for informational purposes only and may not be relied upon in connection with the purchase or sale of any security. You may not disclose any of the information contained herein to any other parties without our prior express written permission. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. 1

Committed And Experienced Management Team Mark Jones Michael Colby Mark Colby Co-Founder, Chairman President and Chief Financial Officer and CEO Chief Operating Officer  Served as CEO since  Joined Goosehead  Joined Goosehead inception in 2003 Insurance in 2006 Insurance in 2012 and was promoted to  Prior to joining the  Appointed as EVP and Controller in 2014, to company, was a Senior COO in 2011 and then Vice President-Finance Partner and Director at promoted to President in 2015, and Chief Bain & Company and COO in 2016 Financial Officer in 2016  Also served as Global  Prior to Goosehead, Head of Recruiting at worked with KPMG in  Prior to Goosehead, Bain the Audit practice worked in E&Y’s Transaction Advisory  Earlier in his career, he Services and Audit worked in the audit and service lines M&A practice groups for E&Y 2

Rapid and Responsible Organic Growth New Business and Renewal Premium Growth Corporate and Franchise Channel Premium Growth $600 $600 $500 $500 $400 $400 5 Year CAGR: 45% CAGR Since 2016 $300 10 Year CAGR: 35% $300 Corporate: 29% Franchise: 58% Premium volume ($mm) volume Premium Premium volume ($mm) volume Premium $200 $200 $100 $100 $- $- 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 New Renewal Corporate Channel Franchise Channel 1 5 and 10 year CAGR calculations through 12/31/2018 3

Investment Highlights Disruptive model positioned to substantially grow in a massive and fragmented industry Outpaced revenue growth driven by strategically solving industry challenges Comprehensive value proposition for clients, agents and carriers Highly developed recruiting strategy with experienced evaluators of talent Robust and innovative technology platform supports high growth business model Committed and capable management team with ambitions of industry leadership Recurring revenue with strong future visibility and expanding long-term margins 4

Personal Insurance Market Large and Highly Fragmented Industry historically has struggled to find the right way to best serve the needs of customers Independent Captive Agencies Carriers Direct To Agencies Owned By Carriers Customer Offers products from multiple Largely very small businesses Largely very small businesses Key carriers with the support of a One carrier which sells which sell products from which sell products from only best-in-class service products directly to clients Attributes multiple carriers one carrier organization Product Choice Service Quality $151 1 $496mm $114 2017 U.S. 70% 62% Premiums 45 55% $60% 89% 38% 30% 11% Home Auto Source: Independent Insurance Agents & Brokers of America 1 Represents 2018 premiums excluding commercial and excess liability premiums. 5

Redefining the Industry Personal lines property and casualty insurance broker Considerably differentiated business model serving the American consumer producing strong, sustained growth and profitability 7 corporate sales offices in Texas and Illinois; 646 franchise locations1 primarily in CA, TX, FL and IL Well-established and positioned for sustained levels of strong growth and profitability Accelerating Growth Trajectory Focused on Personal Lines Other 60.1 3% 42.7 31.5 Automotive Homeowner 44% 53% Total revenue revenue Total ($mm) 2 2016 2017 2018 TTM Dec18 Total premiums: $509mm 1 Number of franchise locations include 189 franchises which are under contract but yet to be opened as of 12/31/18; 2 Excludes gain on sale of $3.5mm 6

Compelling Business Model Service Team Corporate Channel Handle cases from cradle to grave Franchise Channel Revenue generation focus  Agents typically recruited  High performing agents on directly out of college All fully licensed agents their current platform  Display a high aptitude for  Entrepreneurially focused learning new skills Corporate Team  Motivated by professional  Motivated by professional and financial incentives and financial incentives Training, marketing and support Risk management and processing Carrier management 7

Highly Developed Recruiting Strategy Supports Sustainable Outsized Growth

	Corporate Channel	Franchise Channel
Recruiting Strategy	- New college graduates with entrepreneurial spirit - Driven by professional development and financial reward based on personal performance - Well defined target school list with strong on campus relationships and strong sponsorship	- Highly effective producers who are seeking autonomy - Entrepreneurially motivated to continue to build their own business - Target professionals from captive agencies and other independent agencies
Growth Opportunities	- Continue to deploy highly refined recruiting and training process for new agents - Expand geographically through recruiting at additional college campuses	- Continue to recruit and train top producers who desire autonomy from captive agencies and other independent agencies - Approximately 65,000 potential franchise candidates in the current pipeline

Number of Agents and Franchisees

Average age: 27 vs. industry average 54



CAGR: 56%
69
111
167
2016
2017
2018

Average age: 42 vs. industry average 54



CAGR: 55%
190
411 2
119
292
646 1
189
457
2016
2017
2018

[1] Number of franchise locations include 189 franchises which are under contract but yet to be opened as of 12/31/18; [2] Includes 119 franchises which are under contract but had yet to be opened as of 12/31/17

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Robust and Innovative Technology Platform Supports High Growth Business Model

"Goosehead Insurance leverages Salesforce technology to transform how it serves it partners and customers. Creating innovative applications that bring greater intelligence and value to their industry, Goosehead is a disruptor we are proud to support."

Michael Khoury, Vice President – Financial Services, Salesforce.com

Goosehead Systems

- Agent Recruiting & Onboarding
- Marketing & Client Acquisition
- Quoting & Sales Management
- Omnichannel Client Service
- Carrier Management & Training
- Advanced Analytics & AI

Entire business cycle managed in the salesforce cloud

VS.

Typical Agency Systems

Vertafore
AMS 360
SAGITTA

APPLIED
TAM
EPIC

Internal mainframe

GEN4 systems

ZYWAVE

"Hodge-podge" of legacy systems which lack continuity

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Industry-Leading New Business Production For New and Seasoned Agents Compelling and proven sales focused model has resulted in industry-leading production New business per agent by tenure ($000s) 3.4x $146 $146 $86 1.5x $68 $64 $44 $43 Corporate Channel Franchise Channel Industry Best Practice < 2 years 2- 3 years > 3 years 1 Represents industry best practice per Reagan Consulting; most industry agents have tenures significantly longer than 2 to 3 years 10

Technology Drives Margins While Simultaneously Ensuring Client Satisfaction Technology enables Company to deliver service highly efficiently 2017 Service payroll Key service center metrics as a % of gross personal lines commissions Net Promoter Score 89 1 4.0x 29.0% Client hold times < 60 Seconds New business generation 7.3% Cross-sell / Upsell In addition, we also carefully monitor call abandonment rate, call back rate and speed of 2017 Industry Service answer Best Practice Service agent compensation 2018 compensation: $46k 1 Indicates, per Reagan Consulting industry best practice service compensation as a percentage of personal lines revenue for agencies with revenues of greater than $25M 11

Best-In-Class Customer Service Drives High Revenue Retention Net Promoter Scores (NPS) above several of the most respected brands in the U.S.1 has resulted in stable and recurring revenue with a customer retention rate of 88% in 2018 100 89 2 90 2X 80 70 60 50 40 30 20 10 0 3 Industry Average Source: Satmetrix; 1 Ritz, USAA, Apple, Amazon; 2 Represents 2018 NPS; 3 Represents average of auto industry and home industry 12

Meaningful Growth Opportunity Continued Technology Continued Corporate Upgrades Channel Recruiting Pre-2018 Territories New Territories in 2018 New Territories Targeted in 2019 Continued Improvements in National Rollout of Productivity and Franchise Channel Customer Service 13

Continued Corporate Channel Recruiting After working for more than three years, the typical Goosehead corporate agent earns more than $150k annually  Goosehead has a highly developed process for recruiting new agents which we have continually refined over the last 10+ years. Additional college campuses to be added  The ongoing enhancements to our recruiting and training processes has resulted in higher success rates for our corporate agents Average corporate agent compensation by tenure ($000s) $154 $67 $47 2018 < 2 years 2 - 3 years >3 years 14

National Rollout Of Franchise Channel Pipeline Growth Production Ramp-up National Implications Other 26,000 $59 7.2% MI 3,000 34% PA 3,000 $44 Growth NC 3,000 FL 4,000 IL 6,000 CA 10,000 TX 10,000 2017 2018 Total Leads as of December 2018: 65,000 Market share of homeowners insurance in new mortgage originations / refinancings in Texas  31 members on the Franchise recruiting  Through a combination of both refining 2017 TX mortgage originations / team as of Q4 18 the Franchise criteria and training, refinancing: ~559k1 Goosehead significantly lifted  Recruiting targets include the universe of 7.2% 7.3mm productivity for Franchises Goosehead Originations nearly 400,000 U.S. insurance agents market / refinancing share in the U.S.1 Non-Texas New Business per agency, >1 year ($000s) 529k Potential new clients each year 1 Source: 2017 Home Mortgage Disclosure Act Data 15

Strong Revenue Growth And Stable Margins Total revenue ($mm) $60.1 $42.7 $31.5 3 2016 2017 2018 Adj. EBITDA Margin4 25.8% 25.1% 24.5% Renewal revenue 1 New business revenue 1 Initial franchise fees 2 Contingent commissions Other income 1 Includes royalty fees; 2 Related to the training and onboarding of new franchise locations; 3 Excludes gain on sale of $3.5mm 4 See Appendix for GAAP reconciliation 16

Outpacing The Industry In Growth With A Clear Path To Margin Expansion 2018 Organic revenue growth 2018 Adjusted EBITDA margins 41% 25% 25% 4% Public Brokerage 1 Public Brokerage Average Average Source: Public filings; 1 Represents 2018 Adjusted EBITDA margin; see Appendix for GAAP reconciliation. Note: Public comparables include AON, AJG, BRO, MMC and WLTW; represent North American retail insurance brokerage organic growth or closest approximation 17

Compelling Economics Drive Growth And Visibility – Corporate Channel Allowing agents to focus solely on selling creates a clear path to continued organic growth and revenue visibility Revenue (to Goosehead) $297 $7 $25 $218 $5 $100 $25 $128 88% retention¹ $3 $100 $25 $165 88% retention¹ $100 $88 Year 1 Year 2 Year 3 New business commissions Agency fees Contingent commissions Renewal commissions Note: Illustrative example 1 Represents Q4 2018 client retention rate 18

Compelling Economics Drive Growth And Visibility - Franchise Channel Service model enables and incentivizes franchises to focus all of their time on new business Franchise # of Gross Revenue 700 Channel Tenure franchises $265 Profile $188 $100 > 4 years 48 600 3 - 4 years 37 $100 88% $100 retention1 2 - 3 years $165 500 58 $100 88% retention1 $88 1 - 2 years 110 Year 1 Year 2 Year 3 400 New business commissions Renewal commissions Net Revenue (to Goosehead) 300 $103 Revenue increases even if no new $39 200 0 - 1 year business is written 3932 $64 (61%) $44 $44 100 $20 Mechanical Mechanical increase increase $20 $20 $20 - Year 1 Year 2 Year 3 Number of Franchises New business royalty Renewal royalty 20% royalty 50% royalty Note: Illustrative example 1 Represents Q4 2018 client retention rate; 2 Number of franchise locations include 189 franchises which are under contract but yet to be opened as of 12/31/18 19

The Loaded Gun 18,000,000 $17.0M 5% 16,000,000 13% 14,000,000 12,000,000 22% $11.1M 5% 10,000,000 21% 8,000,000 $6.9M Royalty Revenue ($) 9% 6,000,000 59% 4,000,000 $3.5M 74% 91% 2,000,000 100% - 2015 2016 2017 2018 Year franchise launched 2015 and prior 2016 2017 2018 20

Margins Increase Mechanically As New Business Becomes Renewal Business New and renewal business costs New Renewal Business Business Commissions to agents / franchisees  >50% lower for renewal business (net revenue) ● ◑  Critical to both new and renewal Client service salaries and bonuses business; burden heaviest for new ● ◑ clients Risk management salaries and bonuses  Not relevant for renewal business ● ○ Training salaries  Not relevant for renewal business ● ○ Client development costs  Not relevant for renewal business ● ○ Franchise support  Not relevant for renewal business ● ○ Opportunities to further expand margins through operating leverage created by revenue growth growth 21

Investments In People Will Result In Long-Term Growth And Margin Expansion Making significant investments today to ensure growth and profitability is sustainable for years to come Agent Head Count Agent New Business Productivity Agent Compensation Other Costs 167 Client Service $146 $146 111 $86 Training, risk 69 management, client development New business Renewal New business Renewal Corporate Channel commissions commissions commissions commissions 2016 2017 2018 Corporate Channel < 2 years 2 - 3 years > 3 years Franchises Operating Franchise New Business Productivity Franchise Compensation Other Costs 1 457 80% Client Service $68 $64 292 $44 50% 190 Training, risk management, client development, franchise support New business Renewal Franchise Channel 2016 2017 2018 Franchise Channel New business Renewal commissions commissions commissions commissions < 2 years 2- 3 years > 3 years 1 Excludes all new signings and franchises in implementation 22

Investment Highlights Disruptive model positioned to substantially grow in a massive and fragmented industry Outpaced revenue growth driven by strategically solving industry challenges Comprehensive value proposition for clients, agents and carriers Highly developed recruiting strategy with experienced evaluators of talent Robust and innovative technology platform supports high growth business model Committed and capable management team with ambitions of industry leadership Recurring revenue with strong future visibility and expanding long-term margins 23

Appendix

Non-GAAP Adjusted EBITDA Reconciliation 2017 2018 Net Income $ 8.7 $ (18.7) Other (Income) Expense (3.5) 0.2 Interest Expense 2.5 4.3 Depreciation and Amortization 0.9 1.5 Equity Compensation 2.2 27.1 Income Tax Expense - 0.4 Adjusted EBITDA $ 10.7 $ 14.8 Adjusted EBITDA Margin 25.1% 24.5% Note: Financials represent Goosehead Financial, LLC and Subsidiaries and Affiliates. May not sum to total due to rounding. 25